UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  March 28, 2005

1-15929          PROGRESS ENERGY, INC.                       56-2155481
                 410 South Wilmington Street
                 Raleigh, North Carolina 27601-1748
                 Telephone:  (919) 546-6111
                 State of Incorporation: North Carolina

1-8349           FLORIDA PROGRESS CORPORATION                59-2147112
                 410 South Wilmington Street
                 Raleigh, North Carolina 27601-1748
                 Telephone:  (919) 546-6111
                 State of Incorporation:  Florida

1-3382           CAROLINA POWER & LIGHT COMPANY              56-0165465
                 d/b/a Progress Energy Carolinas, Inc.
                 410 South Wilmington Street
                 Raleigh, North Carolina 27601-1748
                 Telephone:  (919) 546-6111
                 State of Incorporation: North Carolina

1-3274           FLORIDA POWER CORPORATION                   59-0247770
                 d/b/a Progress Energy Florida, Inc.
                 100 Central Avenue
                 St. Petersburg, Florida 33701-3324
                 Telephone:  (727) 820-5151
                 State of Incorporation:  Florida

--------------------------------------------------------------------------------
                                      None
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.



Section 1 - Registrant's Business and Operations and Section 2 - Financial Information

Item 1.01 Entry into a Material Definitive Agreement and Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2005, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. ("PEC") entered into a new $450,000,000 revolving credit agreement with Wachovia Bank, N.A., The Royal Bank of Scotland PLC, The Bank of New York, Citibank, N.A., Mellon Bank, N.A., JPMorgan Chase Bank, N.A., Norddeutsche Landesbank Girozentrale New York Branch and/or Cayman Islands Branch, UFJ Bank Limited, Bank of America, N.A., Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC and SunTrust Bank. Proceeds of borrowings under the Credit Agreement will be used to provide liquidity support for PEC's issuances of commercial paper and other short-term obligations. The Credit Agreement will expire on June 28, 2010. Fees and interest rates under the Credit Agreement are to be determined based upon the credit rating of PEC's long-term unsecured senior non-credit enhanced debt. The Credit Agreement includes a defined maximum total debt to total capital ratio of 65%. The Credit Agreement also contains various cross-default and other acceleration provisions. A copy of the Credit Agreement is attached hereto as Exhibit 10(i).

On March 28, 2005, Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("PEF") entered into a new $450,000,000 revolving credit agreement with Bank of America, N.A., Barclays Bank PLC, The Bank of Tokyo-Mitsubishi, Ltd. New York Branch, Deutsche Bank AG New York Branch, SunTrust Bank, JPMorgan Chase Bank, N.A., Wachovia Bank, N.A., Citibank, N.A., Mellon Bank, N.A., UFJ Bank Limited and The Bank of New York. Proceeds of borrowings under the Credit Agreement will be used to provide liquidity support for PEF's issuances of commercial paper and other short-term obligations. The Credit Agreement will expire on March 28, 2010. Fees and interest rates under the Credit Agreement are to be determined based upon the credit rating of PEF's long-term unsecured senior non-credit enhanced debt. The Credit Agreement includes a defined maximum total debt to total capital ratio of 65%. The Credit Agreement also contains various cross-default and other acceleration provisions. A copy of the Credit Agreement is attached hereto as Exhibit 10(ii).

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this Form 8-K that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither Progress Energy, Inc. (the "Company"), Florida Progress Corporation ("FPC"), PEC nor PEF undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: the impact of fluid and complex government laws and regulations, including those relating to the environment; deregulation or restructuring in the electric industry that may result in increased competition and unrecovered (stranded) costs; the ability of the Company to implement its cost management initiatives as planned; the uncertainty regarding the timing, creation and structure of regional transmission organizations; weather conditions that directly influence the demand for electricity; the Company's ability to recover through the regulatory process, and the timing of such recovery of, the costs associated with the four hurricanes that impacted our service territory in 2004 or other significant weather events; recurring seasonal fluctuations in demand for electricity; fluctuations in the price of energy commodities and purchased power; economic fluctuations and the corresponding impact on the Company and its subsidiaries' commercial and industrial customers; the ability of the Company's subsidiaries to pay upstream dividends or distributions to it; the impact on the facilities and the businesses of the Company from a terrorist attack; the inherent risks associated with the operation of nuclear facilities, including environmental, health, regulatory and financial risks; the ability to successfully access capital markets on favorable terms; the impact on the Company's financial condition and ability to meet its cash and other financial obligations in the event its credit ratings are downgraded below investment grade; the impact that increases in leverage may have on the Company; the ability of the Company to maintain its current credit ratings; the impact of derivative contracts used in the normal course of business by the Company; investment performance of pension and benefit plans; the Company's ability to control costs, including pension and benefit expense, and achieve its cost management targets for 2007; the availability and use of Internal Revenue Code
Section 29 (Section 29) tax credits by synthetic fuel producers and the Company's continued ability to use Section 29 tax credits related to its coal and synthetic fuel businesses; the impact to the Company's financial condition and performance in the event it is determined the Company is not entitled to previously taken Section 29 tax credits; the impact of future accounting pronouncements regarding uncertain tax positions; the outcome of PEF's rate proceeding in 2005 regarding its future base rates; the Company's ability to manage the risks involved with the operation of its nonregulated plants, including dependence on third parties and related counter-party risks, and a lack of operating history; the Company's ability to manage the risks associated with its energy marketing operations; the outcome of any ongoing or future litigation or similar disputes and the impact of any such outcome or related settlements; and unanticipated changes in operating expenses and capital expenditures. Many of these risks similarly impact the Company's subsidiaries.

These and other risk factors are detailed from time to time in the Company's, FPC's, PEC's and PEF's United States Securities and Exchange Commission (SEC) reports. Many, but not all of the factors that may impact actual results are discussed in the Risk Factors section of the Company's, FPC's, PEC's and PEF's annual reports on Form 10-K for the year ended December 31, 2004, which were filed with the SEC on March 16, 2005. These reports should be read carefully. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the control of the Company, FPC, PEC and PEF. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the effect of each such factor on the Company, FPC, PEC and PEF.



Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10(i) $450,000,000 Revolving Credit Agreement, dated March 28, 2005, among PEC, certain lenders and Wachovia Bank, N.A. as Administrative Agent.

10(ii) $450,000,000 Revolving Credit Agreement, dated March 28, 2005, among PEF, certain lenders and Bank of America, N.A. as Administrative Agent.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                 PROGRESS ENERGY, INC.,
                                 FLORIDA PROGRESS CORPORATION,
                                 CAROLINA POWER & LIGHT COMPANY
                                 d/b/a PROGRESS ENERGY CAROLINAS, INC. and
                                 FLORIDA POWER CORPORATION
                                 d/b/a PROGRESS ENERGY FLORIDA, INC.
                                 -----------------------------------
                                 Registrants


                                 By:  /s/ Geoffrey S. Chatas
                                      ----------------------
                                          Geoffrey S. Chatas
                                          Executive Vice President and
                                          Chief Financial Officer








Date: March 31, 2005